                                                                    EXHIBIT 99.6

                  METALLURG, INC. AND CONSOLIDATED SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)
                                 (In thousands)

                                                                   Pro Forma
                                                   Historical   Adjustments (a)   Pro Forma
                                                   ----------   ---------------   ---------
ASSETS
Current Assets:
   Cash and cash equivalents ...................    $ 25,633      $  6,751(b)     $ 32,384
   Accounts receivable, net ....................      47,079        (8,098)         38,981
   Inventories .................................      56,155        (6,230)         49,925
   Prepaid expenses and other current assets ...       9,800          (329)          9,471
                                                    --------      --------        --------
      Total current assets .....................     138,667        (7,906)        130,761
Property, plant and equipment, net .............      58,744        (1,330)         57,414
Other assets ...................................      25,193           614(c)       25,807
                                                    --------      --------        --------
      Total ....................................    $222,604      $ (8,622)       $213,982
                                                    ========      ========        ========

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities:
   Short-term debt and current portion of
      long-term debt ...........................    $  9,770      $ (3,387)       $  6,383
   Accounts payable ............................      34,923        (5,404)         29,519
   Accrued expenses ............................      15,945        (2,219)         13,726
   Other current liabilities ...................       2,022          (399)          1,623
                                                    --------      --------        --------
      Total current liabilities ................      62,660       (11,409)         51,251
                                                    --------      --------        --------

Long-term Liabilities:
   Long-term debt ..............................     121,290          (209)        121,081
   Accrued pension liabilities .................      39,371            --          39,371
   Environmental liabilities, net ..............      24,165            --          24,165
   Other liabilities ...........................         983            (3)            980
                                                    --------      --------        --------
      Total long-term liabilities ..............     185,809          (212)        185,597
                                                    --------      --------        --------
      Total liabilities ........................     248,469       (11,621)        236,848

Minority Interest ..............................         517           (42)            475

Shareholder's deficit ..........................     (26,382)        3,041(d)      (23,341)
                                                    --------      --------        --------
      Total ....................................    $222,604      $ (8,622)       $213,982
                                                    ========      ========        ========

----------
(a) Reflects balances of MeSA.

(b) Reflects the following:

     Elimination of existing cash balances of MeSA ...................   $ (979)
     Cash proceeds from the sale of MeSA..............................    7,730
                                                                         ------
                                                                         $6,751
                                                                         ======




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(c) Reflects the following:

     Balance of MeSA .................................................   $ (756)
     Two-year loan given to buyers....................................    1,370
                                                                         ------
                                                                         $  614
                                                                         ======

(d) Reflects the following:

     Difference between proceeds and net book value of MeSA as if
        the transaction occurred on September 30, 2003 ...............   $3,041
                                                                         ======